Subsequent events	12 Months Ended
Dec. 31, 2022
Disclosure Of Events After Reporting Period Text Block Abstract
Subsequent events

NOTE 27: Subsequent events

On February 3, 2023, the Company announced the pricing of a registered public offering of 10,000,000 American Depositary Shares (“ADSs”) (each representing 10 ordinary shares of the Company without nominal value) at a price to the public of $4.00 per ADS (equivalent to a price of €0.364 per share, assuming an exchange rate of €1 = $1.0988 as published by the European Central bank on February 2, 2023 and a 10-for-1 ADS to share ratio) for total gross proceeds of $40.0 million before deducting commissions and estimated offering expenses.

On March 6, 2023, the Company announced that, in the context of the above-mentioned offering, the underwriters exercised the option to purchase additional ADSs, on the same terms and conditions as stated above, in the amount of 750,000 ADSs for gross proceeds of $3.0 million, bringing the aggregate gross proceeds from this transaction to $43.0 million.

On April 19, 2023, the Company announced that it has received notice that its Select mdx for Prostate Cancer test has successfully completed the technical assessment process with the Molecular Diagnostics Services (MolDX) Program developed by Palmetto GBA. Select mdx will be reimbursed throughout the U.S. for Medicare patients who meet coverage conditions under the foundational Local Coverage Determination (LCD) for Molecular Biomarkers to Risk-Stratify Patients at Increased Risk for Prostate Cancer.